Filed pursuant to Rule 497(e)

Securities Act File No. 333-196273

Investment Company Act File No. 811-22930

USCF ETF TRUST

USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND (SDCI)

Supplement dated March 9, 2022 to the Prospectus of

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund, dated October 30, 2021

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The following risk factor is added to the list of “Principal Risks of Investing in the Fund,” which begins on page 3 of the Summary Section of the Prospectus.

Risks Related to Russia’s Invasion of Ukraine. On February 24, 2022, Russia launched a large-scale invasion of Ukraine. This invasion and sanctions brought by the United States and other countries against Russia have caused disruptions in many business sectors and have resulted in significant market disruptions, including increased volatility in certain commodity prices.

The following risk factor is added to the disclosure regarding “Additional Principal Risk Information about the Fund,” which begins on page 12 of the Prospectus.

Risks Related to Russia’s Invasion of Ukraine. On February 24, 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of the military action, resulting sanctions and future market disruptions in the region are impossible to predict, but could be significant and may have a severe adverse effect on the region. Among other things, the conflict has resulted in increased volatility in the markets for certain commodities, such as oil and natural gas, as well as other sectors.

The United States and other countries and certain international organizations have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to Russia’s invasion of Ukraine. On March 8, 2022, the United States announced that it would ban imports of oil, natural gas and coal from Russia. The impact of this announcement on commodities and futures prices is difficult to predict and depends on a number of factors, including whether other countries act in the same manner, but such impact could be significant.

Actual and threatened responses to Russia’s invasion, as well as a rapid peaceful resolution to the conflict, may also impact the markets for certain Russian commodities, such as oil and natural gas, and may have collateral impacts, including increased volatility, and cause disruptions to availability of certain commodities, commodity and futures prices and the supply chain globally. The situation in Ukraine, the extent and nature of the sanctions against Russia and any resulting business disruptions is rapidly evolving and may evolve in a way that could have a negative impact on the Fund and its ability to meet its investment objective in the future.

Please retain this supplement for future reference.